UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2017

Ominto, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway, Suite 307, Boca Raton, FL	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 362-2393

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 20, 2017, Ominto, Inc. (“we” or the “Company”) held its annual meeting of stockholders. The meeting commenced at 10:00 a.m., Eastern Standard Time at the Company’s offices located at 1515 South Federal Highway, Boca Raton, Florida. In addition to the election of directors (as further discussed below), the Company’s stockholders approved the Ominto, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”). The 2017 Plan became effective immediately upon stockholder approval.

The 2017 Plan is described in Proposal 2 of the Company’s annual proxy statement filed with the Securities and Exchange Commission on May 18, 2017 (the “2017 Proxy”). The foregoing and the description of the 2017 Plan contained in the 2017 Proxy do not purport to be complete and are qualified in their entirety by reference to the full text of the 2017 Plan, a copy of which was filed as Annex A to the 2017 Proxy and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The certified results of the matters voted upon at the 2017 annual meeting, which are more fully described in the 2017 Proxy, are set forth below.

The following six (6) nominees for directors were elected to serve one-year terms:

Nominee	For	Withheld

Michael Hansen	13,177,300	1,145,808
Gary S. Baughman	13,142,223	1,180,885
Gregory J. Newell	13,179,750	1,143,358
Mitchell C. Hill	13,179,750	1,143,358
Peter H. Harris	13,142,223	1,180,885
Jaye Connolly-Labelle	13,179,750	1,143,358

The stockholders approved the 2017 Plan:

For	Against	Abstain

13,134,164	1,186,250	2,694

Item 8.01. Other Information.

Upon the effectiveness of the 2017 Plan, the Company awarded stock options to two current directors as follows: (i) Mitch Hill received an option to purchase up to 150,000 shares of common stock, in connection with his appointment as Executive Chairman of the Company on June 20, 2017 and (ii) Gregory Newell received an option to purchase up to 20,000 shares of common stock, in connection with his appointment as Chairman of the Company’s Business Development Committee. Both options vest over 36 months, are exercisable at $7.26 per share and expire on June 20, 2027.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMINTO, INC.
Date: June 23, 2017
	By:	/s/ Raoul Quijada
Raoul Quijada, Chief Financial Officer

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